Exhibit 99.1

CallWave, Inc.

Investor Inquiries:

Financial Profiles, Inc.

Moira Conlon / Brandi Floberg

CallWave@finprofiles.com

310-277-4907

CallWave Announces Financial Results for Fiscal 2009 Second Quarter

SAN FRANCISCO, Calif., February 12, 2009 — CallWave, Inc. (NASDAQ: CALL), a leading global provider of mobile and Web-based unified communications solutions, today reported financial results for the fiscal 2009 second quarter ended December 31, 2008.

Fiscal 2009 Second Quarter and Recent Highlights

•	Secured availability of FUZE™ Lite for the iPhone for download at the Apple App Store.

•	Exhibited FUZE for the Mac and iPhone at the Macworld Conference and Expo.

•	Showcased WebMessenger for the iPhone at the Lotusphere 2009 Conference.

•	Demonstrated WebMessenger and FUZE at VoiceCon San Francisco.

•	Reported revenue of $4.0 million and net loss of $(4.7) million, or $(0.22) per share. Non-GAAP net loss was $(1.4) million, or $(0.07) per share.[1]

•	Reduced operating expenses by 13% year-over year to $4.5 million.

•	Reported $29.3 million in cash, cash equivalents, marketable securities, and auction rate securities; no debt.

“We continue to execute against our strategy to become a global business by preparing FUZE and WebMessenger, our desktop-to-mobile collaboration and conferencing products, for global market launch,” said Jeff Cavins, Chief Executive Officer of CallWave. “We’re currently finalizing unique, additional features in preparation for our commercial release in our fiscal fourth quarter.”

[1]

All non-GAAP measures exclude stock-based compensation, amortization of intangible assets, restructuring charges and impairment charges. Further information on non-GAAP measures are included in a detailed discussion of management’s use of non-GAAP measures and reconciliation tables herein.

CallWave, Inc.

Second Quarter Results

CallWave uses non-GAAP measures internally to evaluate the Company’s ongoing performance. Accordingly, CallWave sees these measures as useful to investors in enhancing an understanding of its operating performance. Fiscal 2009 second quarter non-GAAP measures exclude $3.2 million in stock-based compensation, amortization of intangible assets, and impairment charges associated with marketable securities. Complete reconciliation tables of GAAP to non-GAAP financial measures are included in this press release.

Total revenue for the second quarter of fiscal 2009 was $4.0 million, compared with $4.3 million in the first quarter of fiscal 2009, and $4.9 million for the second quarter of fiscal 2008. The decrease for the second quarter of fiscal 2009 reflects expected migration of the Company’s legacy Internet Answering Machine subscriber base.

Gross margin for the second quarter of fiscal 2009 was 54%, compared with 59% for the first quarter of fiscal 2009 and 63% for the second quarter of fiscal 2008. Gross margin for the fiscal 2009 first and second quarters included amortization expense of $396,000 and $525,000, respectively, and were primarily related to WebMessenger and SyncView software purchases.

On a non-GAAP basis, gross margin for the second quarter of fiscal 2009 was 67%. This compares with a non-GAAP gross margin of 68% for the first quarter of fiscal 2009 and a non-GAAP gross margin of 65% for the second quarter of fiscal 2008.

Operating expenses totaled $4.5 million for the second quarter of fiscal 2009 and included $189,000 in stock-based compensation. This compares with operating expenses of $5.3 million in the first quarter of fiscal 2009, which included of $978,000 in stock-based compensation and restructuring charges, and operating expenses of $5.2 million for the second quarter of fiscal 2008, which included $249,000 in stock-based compensation. The year-over-year decrease in operating expenses was primarily due to reductions in headcount associated with CallWave’s legacy business, lower bad debt expense and lower management incentive compensation.

On a non-GAAP basis, operating expenses for the fiscal 2009 first and second quarters were $4.3 million, compared with non-GAAP operating expenses of $4.9 million for the fiscal 2008 second quarter.

Net loss for the second quarter of fiscal 2009 was $(4.7) million, or $(0.22) per share. This compares with a net loss of $(2.5) million, or $(0.12) per share, for the first quarter of fiscal 2009, and a net loss of $(1.4) million, or $(0.07) per share for the second quarter of fiscal 2008. The year-over-year increase in net loss for the fiscal 2009 second quarter was due primarily to $2.5 million in impairment charges associated with auction rate securities.

CallWave, Inc.

On a non-GAAP basis, net loss was $(1.4) million, or $(0.07) per share, for the second quarter of fiscal 2009. This compares with a non-GAAP net loss of $(1.1) million, or $(0.05) per share, for the first quarter of fiscal 2009 and the second quarter of fiscal 2008.

Balance Sheet Summary

As of December 31, 2008, the Company’s cash, cash equivalents, marketable securities and auction rate securities totaled $29.3 million, compared with $46.1 million as of June 30, 2008. This decrease is primarily due to the purchase of technology from WebMessenger and Syncview for $10.0 million, $2.3 million in cash used in operations, $2.5 million in impairment charges related to auction rate securities and $1.7 million of additional unrealized losses on marketable securities.

As of December 31, 2008, CallWave’s total assets were $47.1 million, working capital was $25.7 million and total shareholders’ equity was $43.5 million.

Conference Call Details

The CallWave fiscal 2009 second quarter teleconference and webcast is scheduled to begin at 4:30 p.m. Eastern Time, on Thursday, February 12, 2009. To access the call, please dial 800-891-5765 in the U.S., or 660-422- 4961 outside the U.S, at least five minutes before start time. A live webcast and replay will also be available on the Investor Relations section of the Company’s website at http://investor.callwave.com. A telephonic replay of the call will also be available to investors through February 26, 2009 by dialing 800-642-1687 in the U.S., or 706-645-9291 outside the U.S., and entering the pass code 82456513.

Non-GAAP Financial Measures

CallWave reports all financial information required in accordance with U.S. generally accepted accounting principles (GAAP); however, CallWave believes that evaluating its ongoing operating results may be difficult to understand if limited to reviewing only GAAP financial measures. Many of CallWave’s investors have requested that the Company disclose non-GAAP information because it is useful in understanding CallWave’s performance as it excludes non-cash and restructuring charges that many investors believe may obscure CallWave’s true operating costs. Likewise, CallWave management uses non-GAAP measures to manage and assess the profitability of CallWave’s business and does not consider stock-based compensation expense, amortization of intangible assets, restructuring charges or impairment charges in managing operations. Specifically, management does not consider these expenses when developing and monitoring budgets and spending. The economic substance behind CallWave’s decision to exclude stock-based compensation and amortization of intangible assets relates to these charges being non-cash in nature. CallWave excludes restructuring and impairment charges as they are one-time events. Accordingly, CallWave uses calculations of non-GAAP operating loss, net loss, net loss per share and gross margin, which exclude amortization of intangible assets, stock-based compensation, restructuring and impairment charges, to evaluate the Company’s ongoing operations and to allocate resources within the organization.

CallWave, Inc.

As a result, CallWave’s management believes it is useful, for itself and investors, to review both GAAP information that includes such charges and non-GAAP financial measures that exclude these charges and that it enables such parties to have a better understanding of the overall performance of our ongoing business operations in the periods presented.

Whenever CallWave uses a non-GAAP financial measure it provides a reconciliation of the non-GAAP financial measure to the most closely applicable GAAP financial measure. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measure.

About CallWave, Inc.

CallWave is a global provider of unified communication applications which allow today’s professional to communicate, collaborate and conference from anywhere in the world via computer over any web connection or with any leading 3G smartphone or Wi-Fi enabled device. CallWave’s FUZE is a mobile and web-based collaboration service that enables secure, real-time collaboration and presence. FUZE offers unique features including high-definition, synchronized video and image sharing. CallWave’s WebMessenger solutions securely extend instant messaging (IM) and OCS applications to mobile devices, including the iPhone.

Founded in 1998, CallWave is publicly traded on the NASDAQ under the symbol “CALL,” with headquarters located in San Francisco, California. Please visit: www.callwave.com.

This press release may contain certain statements of a forward-looking nature. Such statements are made pursuant to the “forward-looking statements” and “safe harbor” provisions within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange of 1934, as amended. The statements contained herein which are not historical facts are considered forward-looking statements under federal securities laws. Such forward-looking statements are based on the beliefs of our management as well as assumptions made by and information currently available to them. The Company has no obligation to update such forward-looking statements. Actual results may vary significantly from these forward-looking statements.

-Financial Tables to Follow-

CallWave, Inc.

CALLWAVE, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share amounts)

(unaudited)

	For the Three Months Ended December 31,		For the Six Months Ended December 31,
	2008	2007	2008	2007
Revenue	$4,031	$4,877	$8,373	$10,229
Cost of sales	1,858	1,807	3,636	3,739

Gross profit	2,173	3,070	4,737	6,490
Operating expenses (1):
Sales and marketing	1,551	1,951	2,795	3,521
Research and development	1,331	1,448	2,958	3,050
General and administrative	1,622	1,766	3,283	3,946
Restructuring charges	—	—	787	1,095

Total operating expenses	4,504	5,165	9,823	11,612

Operating loss	(2,331)	(2,095)	(5,086)	(5,122)
Impairment loss on marketable securities	(2,500)	—	(2,500)	—
Interest income	175	690	454	1,390

Loss before income taxes	(4,656)	(1,405)	(7,132)	(3,732)
Income tax expense	—	—	—	—

Net loss	$(4,656)	$(1,405)	$(7,132)	$(3,732)

Net loss per share:
Basic and diluted	$(0.22)	$(0.07)	$(0.34)	$(0.18)
Weighted average common shares outstanding:
Basic and diluted	21,176	20,962	21,176	20,930

(1) Includes stock-based compensation as follows:

Sales and marketing	$24	$77	$63	$165
Research and development	41	77	74	134
General and administrative	124	95	243	205
Restructuring charges	—	—	9	370

CallWave, Inc.

CALLWAVE, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

	As of December 31, 2008	As of June 30, 2008
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$21,643	$29,839
Restricted cash	1,350	—
Marketable securities	4,345	8,768
Accounts receivable; net of allowance for doubtful accounts of $235 and $285, respectively	1,384	1,774
Other current assets	578	581

Total current assets	29,300	40,962
Property and equipment, net	2,392	2,355
Intangible assets, net	11,951	5,652
Auction rate securities, available for sale, at fair value	3,317	7,492
Other assets	118	129

Total assets	$47,078	$56,590

Liabilities And Stockholders’ Equity
Current liabilities:
Accounts payable	$765	$710
Accrued payroll	811	583
Deferred revenue	568	600
Other current liabilities	1,450	1,754
Short term debt	—	1,000

Total current liabilities	3,594	4,647
Commitments and contingencies	—	—
Stockholders’ equity:
Common stock, no par value; 100,000 shares authorized at December 31, 2008 and June 30, 2008; 21,176 shares issued and outstanding at December 31, 2008 and June 30, 2008	75,337	74,948
Other comprehensive loss	(4,253)	(2,537)
Accumulated deficit	(27,600)	(20,468)

Total stockholders’ equity	43,484	51,943

Total liabilities and stockholders’ equity	$47,078	$56,590

CallWave, Inc.

CALLWAVE, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

(unaudited)

	Six Months Ended December 31,
	2008	2007
Cash flows from operating activities:
Net loss	$(7,132)	$(3,732)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	1,304	533
Stock-based compensation	389	874
Bad debt expense	229	387
Realized (gain) loss on sale of marketable securities	(2)	16
Impairment loss on marketable securities	2,500
Loss on disposal of fixed assets	287	—
Changes in operating assets and liabilities:
Accounts receivable, net of bad debt expense	161	(51)
Other assets	14	(110)
Accounts payable	55	(79)
Accrued payroll and other liabilities	(76)	167
Deferred revenue	(32)	(24)
Income taxes payable	—	3

Net cash used in operating activities	(2,303)	(2,016)
Cash flows from investing activities:
Purchases of intangible assets	(7,225)	—
Funding of purchase escrow	(1,800)	—
Release of escrow funds	450	—
Purchases of marketable securities	—	(18,009)
Sales of marketable securities	4,360	22,909
Purchases of property and equipment	(699)	(425)

Net cash (used in) provided by investing activities	(4,914)	4,475
Cash flows from financing activities:
Repayment of short term debt	(1,000)	—
Proceeds from exercises of stock options and warrants	—	232

Net cash (used in) provided by financing activities	(1,000)	232

Effect of exchange rate changes on cash and cash equivalents	21	—
Net increase (decrease) in cash and cash equivalents	(8,196)	2,691
Cash and cash equivalents at beginning of the period	29,839	20,299

Cash and cash equivalents at end of the period	$21,643	$22,990

CallWave, Inc.

CALLWAVE, INC.

CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

Reconciliation of GAAP to Non-GAAP Financial Measures

Three Months Ended December 31, 2008

(In thousands, except per share amounts, Unaudited)

	GAAP Results	Stock-based Comp/Amortization of Intangible Assets	Restructuring Charges	Non-GAAP Results
Revenues	$4,031	$—	$—	$4,031
Cost of Sales	1,858	525	—	1,333

Gross Profit	2,173	525		2,698
Operating Expenses:
Sales and Marketing	1,551	24	—	1,527
Research and Development	1,331	41	—	1,290
General and Administrative	1,622	124	—	1,498

Total operating expenses	4,504	189	—	4,315

Operating income loss	(2,331)	714	—	(1,617)
Impairment loss on marketable securities	(2,500)	2,500	—	—
Interest Income, net	175	—	—	175

Income before income taxes	(4,656)	3,214	—	(1,442)
Income tax provision	—	—	—	—

Net loss	$(4,656)	$3,214	$—	$(1,442)

Net loss per share:
Basic and diluted	$(0.22)			$(0.07)
Weighted-average common shares outstanding:
Basic and diluted	21,176			21,176

CallWave, Inc.

CALLWAVE, INC.

CONSOLIDATED INCOME STATEMENTS

Reconciliation of GAAP to Non-GAAP Financial Measures

Three Months Ended September 30, 2008

(In thousands, except per share amounts, Unaudited)

	GAAP Results	Stock-based Comp/Amortization of Intangible Assets	Restructuring Charges	Non-GAAP Results
Revenues	$4,342	$—	$—	$4,342
Cost of Sales	1,778	396	—	1,382

Gross Profit	2,564	396	—	2,960
Operating Expenses:
Sales and Marketing	1,236	40	—	1,196
Research and Development	1,636	32	—	1,604
General and Administrative	1,661	119	—	1,542
Restructuring Charges	787	9	778	—

Total operating expenses	5,320	200	778	4,342

Operating loss	(2,756)	596	778	(1,382)
Interest Income, net	280	—	—	280

Loss before income taxes	(2,476)	596	778	(1,102)
Income tax provision	—	—	—	—

Net loss	$(2,476)	$596	$778	$(1,102)

Net loss per share:
Basic and diluted	$(0.12)			$(0.05)
Weighted-average common shares outstanding:
Basic and diluted	21,176			21,176

CallWave, Inc.

CALLWAVE, INC.

CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

Reconciliation of GAAP to Non-GAAP Financial Measures

Three Months Ended December 31, 2007

(In thousands, except per share amounts, Unaudited)

	GAAP Results	Stock-based Comp/Amortization of Intangible Assets	Restructuring Charges	Non-GAAP Results
Revenues	$4,877	$—	$—	$4,877
Cost of Sales	1,807	88	—	1,719

Gross Profit	3,070	88	—	3,158
Operating Expenses:
Sales and Marketing	1,951	77	—	1,874
Research and Development	1,448	77	—	1,371
General and Administrative	1,766	95	—	1,671

Total operating expenses	5,165	249	—	4,916

Operating loss	(2,095)	337	—	(1,758)
Interest Income, net	690	—	—	690

Loss before income taxes	(1,405)	337	—	(1,068)
Income tax provision	—	—	—	—

Net loss	$(1,405)	$337	$—	$(1,068)

Net loss per share:
Basic and diluted	$(0.07)			$(0.05)
Weighted-average common shares outstanding:
Basic and diluted	20,962			20,962

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